Exhibit 10.17(a)

FRONTIER AIRLINES, INC. CREDIT CARD AFFINITY AGREEMENT

THIS AGREEMENT is made on the 12th day of March, 2003, by and between Frontier Airlines, Inc., a Colorado corporation, having its principal office at 7001 Tower Road, Denver, CO 80249 (“FRONTIER”) and JUNIPER BANK, a Delaware Corporation, having its principal offices at 100 South West St., Wilmington, Delaware 19801 (“JUNIPER”).

RECITALS:

WHEREAS, JUNIPER Bank offers VISA and MASTERCARD consumer credit cards and related products to the public;

WHEREAS, FRONTIER has developed the EarlyReturns frequent flyer program, under which (a) FRONTIER Members are awarded mileage credit, including, but not limited to, credit for travel on airline flights operated under the airline code of FRONTIER, and credit for purchase transactions, including the purchases of goods and services from EarlyReturns “partners” in association with the EarlyReturns Program, as such Program is modified by FRONTIER from time to time; and (b) FRONTIER Members can obtain travel and other benefits by redeeming such mileage credit;

WHEREAS, EarlyReturns has at least ***** members;

WHEREAS, FRONTIER’S goals and objectives are to continue to add value to its EarlyReturns Program by offering a credit card associated with the FRONTIER Marks, which will (i) be competitive with comparable frequent flyer cards; and (ii) entitle FRONTIER Members to receive “mileage credit” for Net Purchases charged to the cardholder’s account;

WHEREAS, JUNIPER’S goals and objectives are to develop, promote and market the Affinity Program to the public consistent with FRONTIER’S stated goals, for the mutual benefit of JUNIPER and FRONTIER; and

WHEREAS, FRONTIER and JUNIPER wish to enter into the Affinity Program on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	Definitions.

(a) “Account” means a JUNIPER Card account opened pursuant to an application under this Agreement, which is or may be eligible from time to time to make a purchase, to receive a cash advance, or to transfer a balance.

(b) “Acquisition Budget” means the aggregate Account acquisition budget of US ***** for the Initial Term of the Agreement to be allocated in a Marketing Plan.

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(c) “Added Earnings Program” means the direct and indirect solicitation by FRONTIER of applications for JUNIPER Cards from FRONTIER Members and other FRONTIER customers without the direct marketing participation of JUNIPER as more fully described in Section 3(e).

(d) “Affinity Program” means the co-branded credit card program between JUNIPER and FRONTIER, the terms of which are set forth in this Agreement.

(e) “Bonus Miles” means miles awarded to JUNIPER Cardholders to incent behavior, rather than as result of Net Purchases (other than Net Purchases of FRONTIER tickets, where applicable).

(f) “Customer Agreements” means the Account agreements.

(g) “Designated Issuer” shall have the meaning ascribed in Section 4(a) hereof.

(h) “Earnings Guarantee” means the funds to be paid by JUNIPER to FRONTIER during the Initial Term as a guarantee of net earnings in the amount of *****.

(i) “Effective Date” means the date on which FRONTIER and JUNIPER begin marketing JUNIPER Cards as more fully described in Section (3) hereof.

(j) “Fees” means, collectively, New Account Premiums, Renewal Premiums, Marketing Premiums, Purchase Mile Fees and Bonus Mile Fees as those terms are defined in Section 5.

(k) “Force Majeure Event” means any act of god; embargo or other governmental act, regulation, or request; fire; accident; strike; slowdown; war; riot; act of terrorism; or any other act or cause beyond the reasonable control of the affected party.

(l) “FRONTIER Intellectual Property” means the FRONTIER Marks (as defined below), together with the other property described in the License Agreement.

(m) “FRONTIER Marks” means the name, trademarks, service marks, photographs, graphics, copyrights and logo of FRONTIER that are set forth in Exhibit B attached hereto.

(n) “FRONTIER Members” means existing or potential members of the FRONTIER EarlyReturns frequent flyer program.

(o) “Initial Guarantee Payment” means the payment of ***** of the Earnings Guarantee in advance as set forth herein.

(p) “Initial Term” means the period that begins on the Effective Date and ends on ***** of the date on which the parties begin marketing JUNIPER Cards under section 3(c) hereof.

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(q) “JUNIPER Cards” means the Affinity Program credit cards issued by JUNIPER.

(r) “JUNIPER Cardholders” means the holders of JUNIPER Cards.

(s) “JUNIPER Marks” means the name, trademarks, service marks, copyrights and logo of JUNIPER that are set forth in Exhibit A attached hereto.

(t) “JUNIPER Products” means those financial products described on Exhibit C attached hereto, as such exhibit may be amended by JUNIPER and FRONTIER from time to time in writing.

(u) “Lists” means lists of the FRONTIER Members, including names and residential addresses and, where available, residential telephone numbers.

(v) “Marketing Plans” means the plans developed from time to time during the Term in accordance with Paragraph 7 of this Agreement.

(w) “Marketing Premium” means the amount payable by JUNIPER to FRONTIER for each Account generated as a result of an Added Earnings Program, as described more particularly in Paragraph 5 of this Agreement.

(x) “Net Purchases” *****. In no event shall Net Purchases include (i) purchases or balance transfers that are posted to an Account that has been reported lost or stolen (unless such purchases or balance transfers represent bona fide purchases or a Qualifying Balance Transfers posted to a lost or stolen Account, on which Fees have not yet been paid by JUNIPER); (ii) balance transfers other than a Qualifying Balance Transfer, cash advance transactions and/or cash advance transaction fees; and (iii) annual fees, finance charges, and any other bank fee or charge posted to the Account (such fees include, but are not limited to, late fees, return check fees, overlimit fees, credit insurance premiums, collection costs and administrative fees).

(y) “Purchase Miles” means miles awarded to JUNIPER Cardholders as a result of Net Purchases.

(z) “Qualifying Balance Transfer” means a single balance transfer of up to ***** or such other amount as the parties may agree in writing, for which Purchase Miles are awarded.

(aa) “Quarterly Installment Payment” means the portion of the balance of the Earnings Guarantee to be paid each quarter in the amount of ***** as set forth herein.

(bb) “Renewal Premium” means the amount payable for each renewal of a JUNIPER Product, to be paid by JUNIPER to FRONTIER as described more particularly in paragraph 5 of this Agreement.

(cc) “Suspension Event” shall have the meaning ascribed in Section 6 hereof.

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(dd) “Term” means the Initial Term plus and extension or renewal term of this Agreement.

(ee) “Triggering Event” shall have the meaning ascribed in Section 7 hereof.

(ff) “Volume Incentive” shall have the meaning ascribed in Section 4(a) hereof.

2.	License to Use Marks.

(a) During the Term of this Agreement, JUNIPER shall have the right and license to the FRONTIER Marks as they now exist or as they may be modified during the Term hereof solely in connection with JUNIPER’S marketing of credit card products to FRONTIER Members under this Agreement. Such right and license is restricted to the products and services described herein and shall not apply or extend to any other product or service offered by JUNIPER. FRONTIER hereby agrees that the Marks may be used on either Visa or MasterCard Credit Cards as well as merchandise that has been approved by FRONTIER and is used to encourage individuals to apply for or use Credit Card Products (“Premiums”). FRONTIER and JUNIPER agree that JUNIPER will only issue Credit Cards and approved Premiums bearing the Marks pursuant to this Agreement, unless otherwise mutually agreed in writing by JUNIPER and FRONTIER. Except for amounts paid to FRONTIER pursuant to Paragraph 5 hereof, JUNIPER shall not be required to pay any additional amounts to FRONTIER, or on account of FRONTIER, in connection with the use of the Marks in conjunction with this Affinity Program. Following termination of this Agreement Credit Card Products issued during the Term hereof may continue to bear the Marks until the normal expiration date thereof (not to exceed twenty-four (24) months from the issuance thereof). Subject to and consistent with the applicable rules and regulations of Visa or MasterCard, JUNIPER shall comply with the standards established by FRONTIER with respect to the form of the Marks and their usage.

(b) FRONTIER is granted permission to use during the Term of this Agreement the JUNIPER Marks. Such permission is expressly limited to uses by FRONTIER necessary to perform its obligations under this Agreement, including without limitation its execution of any of its obligations under any Marketing Plan. FRONTIER agrees and recognizes JUNIPER’S exclusive ownership of such marks and names. FRONTIER agrees that it will not use the names, service marks and/or trademarks of the other party or any of its affiliated companies without the express prior written consent of that owning party.

(c) Each party agrees not to take any action inconsistent with the other party’s ownership of its Marks and further agrees to take any action, including without limitation assistance in legal proceedings, which the owner deems necessary to establish and preserve exclusive rights in and to its Marks. It is expressly understood that each party is not purchasing or acquiring any right, title or interest in the other party’s Marks.

(d) Subject to the foregoing, each of the parties hereto is and shall remain the owner of all rights in and to its name and logo, as the same now exist or as they may hereafter be modified, including all rights in and to any copyright, trademark, service-mark and/or like rights pertaining thereto. Any and all rights to the Marks not herein specifically granted and licensed to

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JUNIPER are reserved to FRONTIER. Except as otherwise specifically provided, upon the termination of this Agreement, all rights conveyed by FRONTIER to JUNIPER with respect to the use of the Marks shall cease, and all such rights shall revert to FRONTIER. Upon termination of this Agreement, JUNIPER shall have no further right to market its credit card products using the FRONTIER Marks or to further utilize any promotional materials or Premiums containing the Marks. However, nothing contained herein shall require JUNIPER to cancel any Account or to terminate any card issued in connection with this Agreement.

3.	Marketing of the Affinity Program; Member Lists.

(a) Commencing on the Effective Date and continuing through the Term of this Agreement, JUNIPER, at its own expense, shall design and develop marketing, promotion and solicitation materials to promote the Affinity Program and JUNIPER Products. JUNIPER shall submit to FRONTIER, for its prior approval, samples of all marketing, promotional or solicitation materials, printed or otherwise, including, but not limited to telephone scripts, which JUNIPER intends to utilize to market or service the Affinity Program and JUNIPER Products. FRONTIER shall review such materials and respond to JUNIPER’S requests for approval within five business days. JUNIPER may communicate to the JUNIPER Cardholders information that does not bear FRONTIER Marks, provided, however, that JUNIPER must notify FRONTIER in advance of any communication to JUNIPER Cardholders which pertains to frequent flyer or other travel-related products and services.

(b) From time to time through the Term of this Agreement, JUNIPER shall market, promote and advertise the Affinity Program and Juniper Products to FRONTIER Members and such other target markets as FRONTIER and JUNIPER may from time to time agree upon. The JUNIPER Products shall initially consist of the credit card products listed in Exhibit C. JUNIPER shall make available to FRONTIER competitive and compelling products, as such products become available, for possible designation as JUNIPER Products to be added to Exhibit C.

(c) FRONTIER may supply inserts to JUNIPER to be included in reasonable monthly mailings of billing statements to JUNIPER Cardholders subject to JUNIPER’s reasonable determination of available space, size and weight limitations. JUNIPER will pay for the normal cost of mailing statement insertions as described, excluding the cost of preparing and producing the actual insert which shall be the sole responsibility of FRONTIER. In addition, if the inserts added by FRONTIER increase the postal expense incurred by JUNIPER to mail statements with such inserts, then JUNIPER shall inform FRONTIER in advance and, provided FRONTIER agrees to reimburse JUNIPER for such incremental postage expense, JUNIPER will use reasonable efforts to include such insertion.

(d) From time to time during the Term of this Agreement, FRONTIER, at its expense, shall provide JUNIPER with the Lists, via magnetic tape, electronic file, CD ROM, or any other media that is mutually agreed upon. Each List shall be as complete as possible, but shall not include those FRONTIER Members who have notified FRONTIER that they do not wish to receive solicitations regarding the EarlyReturns Program. Subject to applicable regulatory record retention requirements and except as may be necessary to complete a marketing campaign, JUNIPER shall promptly destroy each outdated List upon receipt of an updated List from FRONTIER. JUNIPER shall use the Lists for the sole purpose of marketing and servicing the JUNIPER Cards (or such other Affinity Program products as FRONTIER may approve in writing from time to time), and JUNIPER shall not rent, use or permit any third party handling such Lists to use them for any other purpose. JUNIPER shall not rent or otherwise make available such Lists to any third party except for the purposes of fulfilling obligations under this Agreement, subject to the execution of an appropriate confidentiality agreement by such third party. The Lists provided by FRONTIER are and shall remain the sole property of FRONTIER.

(e) Upon request by FRONTIER and with prior written approval by JUNIPER, which approval shall not be unreasonably withheld or delayed, JUNIPER shall permit FRONTIER, subject to reasonable restrictions set forth by JUNIPER, to conduct Added Earnings Program from time to time during the Term of this Agreement, provided, JUNIPER’S approval and restrictions will not impair FRONTIER’S ability to reach the target levels of income anticipated by the parties in Section 5(a)(iii) of this Agreement. Any marketing materials developed by FRONTIER must be approved in writing by JUNIPER prior to distribution by FRONTIER (provided that such approval shall not be unreasonably withheld or delayed), however, the text of JUNIPER Products applications and disclosures used for the Added Earnings Program must be supplied to FRONTIER by JUNIPER. Unless otherwise agreed to by JUNIPER and FRONTIER, all expenses incurred by FRONTIER and JUNIPER with respect to Added Earnings Programs shall be borne solely by FRONTIER provided that JUNIPER expenses shall be limited to those out-of-pocket expenses that are pre-approved by FRONTIER in writing. For each Account opened by FRONTIER as a result of an Added Earnings Program, JUNIPER shall pay to FRONTIER the Marketing Premium described in Section 5 hereof, net of any JUNIPER out-of-pocket expenses related to the Added Earnings Program as pre-approved in accordance with the previous sentence, in lieu of the New Account Premium described in Section 5.

4.	Issuance and Servicing of JUNIPER Products.

(a) FRONTIER will designate either VISA or MasterCard International as the issuing association for JUNIPER Products. The definitive agreement between Designated Issuer and JUNIPER will materially conform to the proposal provided to FRONTIER by the selected association and will include the payment of a Affinity Program related volume incentive (the “Volume Incentive”) that will be passed along to FRONTIER for each purchase transaction dollar on credit cards which bear the FRONTIER Marks. JUNIPER shall offset the Volume Incentive received from the Designated Issuer in the quarter in which it is received against the then un-recouped Earnings Guaranty, if any, in accordance with paragraph 5(c) below.

(b) JUNIPER may solicit FRONTIER Members regarding the Affinity Program and issue JUNIPER Cards and other JUNIPER Products in accordance with JUNIPER’S standard consumer credit card product or other issuing policies and credit practices, subject to federal, state and local law. All decisions concerning the creditworthiness of any potential FRONTIER Member shall be made at the sole discretion of JUNIPER. JUNIPER at all times shall offer competitive and compelling terms and features in connection with JUNIPER Products, which are consistent with or better than the industry norm for co-branded frequent fryer cards.

(c) JUNIPER Cardholders shall be governed by the terms of the Customer Agreements. The Customer Agreements shall specify that the laws of the State of Delaware, and as applicable, federal law, shall govern the terms and conditions of the Account and the extension of credit by JUNIPER. JUNIPER shall have the right, subject to the limitations set forth in this paragraph to (i) amend the Customer Agreements in accordance with applicable law, and (ii) alter the pricing on Accounts, in accordance with JUNIPER’S standard credit policies and the applicable Customer Agreements in the event of late payments, non-payments, payment by checks returned for insufficient funds, bankruptcy or other failure of an Account holder to abide by the terms of his or her Customer Agreement. Notwithstanding the foregoing, at all times such Customer Agreements must contain terms and conditions that are consistent with or better than the industry norm for co-branded frequent flyer cards. JUNIPER shall process all applications and customer service requests in a timely and efficient manner. JUNIPER shall provide FRONTIER with written notice of all changes to the Customer Agreements, other than individual account pricing, at least thirty (30) days prior to their effective date.

(d) JUNIPER shall be the sole creditor under the law as to all debts incurred through the use of the JUNIPER Cards, shall be the sole owner of the Accounts and may securitize Account receivables from time to time. In addition, any and all outstanding balances with respect thereto (including, without limitation, all amounts owing for the payments of goods and services, periodic finance charges, late and other charges) and all records developed and retained by JUNIPER for the sole purpose of administering the Accounts shall be the sole property of JUNIPER or its assigns and FRONTIER shall have no rights or interests therein.

5.	Fees.

(a) During the Term of this Agreement, JUNIPER shall pay to FRONTIER Fees for the acquisition, retention and use of Accounts, as follows:

(i) New Account Premiums: For Accounts opened hereunder during the Term, other than Accounts for which the Marketing Premium is paid, a New Account Premium of ***** for each ***** Account and ***** for each Standard ***** Account opened hereunder.

(ii) Renewal Premiums: For Accounts renewed during the Term of this Agreement, a Renewal Account Premium in the amount equal ***** of the Annual fee for said Account. By way of example, based on the Annual Fee at launch the Renewal Premiums would be ***** for each ***** Account; ***** for each ***** Account.

(iii) Marketing Premiums: For each Account generated during the Term of this Agreement as a result of the Added Earnings Program, a Marketing Premium of *****, regardless of type of JUNIPER Product. FRONTIER has no obligation to maintain an Added Earnings Program hereunder and may do so in its sole discretion; however, the parties project that forty percent of the Accounts obtained hereunder shall be obtained pursuant to an Added Earnings Program.

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(iv) Notwithstanding the foregoing, JUNIPER shall not be obligated to pay to FRONTIER any (y) Marketing Premiums for a No Fee JUNIPER Card until such card is used for a purchase, balance transfer, or cash advance; or (z) New Account Premiums or Marketing Premiums in the event that the Accounts on which such Fees are calculated represent replacement Accounts for lost or stolen JUNIPER Cards.

(b) Bonus Mile Fees and Purchase Mile Fees: During the Initial Term of this Agreement, JUNIPER shall pay a Purchase Mile Fee to FRONTIER equal to ***** for each Purchase Mile and a Bonus Mile Fee of either (1) ***** for each Bonus Mile awarded to an Account for which the New Account Premium is paid, or (2) ***** for each Bonus Mile awarded to an Account for which the Marketing Premium is paid. Purchase Miles and Bonus Miles shall be awarded as follows:

(i) FRONTIER shall award one Purchase Mile on each Account for each dollar of Net Purchases posted to such Account.

(ii) FRONTIER will from time to time award Bonus Miles to Accounts. Bonus Miles will be awarded as agreed from time to time by the parties for, by way of example and not limitation, rewards to Members when they open Accounts, rewards to JUNIPER Cardholder for engaging in certain categories of transactions as the parties may agree, including, but not limited to, the use of an Account to purchase FRONTIER tickets. The Bonus Mile Fee shall be in addition to, and not in lieu of, the Purchase Mile Fee that is due for a transaction. For example:

For FRONTIER ticket purchases on the Platinum Card for which double miles are awarded for using the credit card, the first mile awarded by FRONTIER will be compensated by the Purchase Mile Fee, and the second (bonus) mile will be compensated by the Bonus Mile Fee.

(c) JUNIPER shall provide FRONTIER with a reconciliation report within ***** days following the end of the contract quarter, setting forth the amount of Fees earned by FRONTIER under this paragraph 5 during such quarter. JUNIPER shall pay all Fees net of expenses incurred by JUNIPER as a result of an Added Earnings Program under Section 3(e) to FRONTIER within ***** days following the transmittal of the reconciliation report; provided, however, that JUNIPER shall offset Fees and Volume Incentive payments due against the cumulative amount of the un-recouped Earnings Guaranty, and transmit to FRONTIER the net balance due, if any.

(d) The parties agree to create reasonable procedures to prevent JUNIPER Cardholders from circumventing limitations on mileage awards, including but not limited to, the Qualifying Balance Transfer limits.

(e) JUNIPER’S obligation to pay any of the aforementioned Fees to FRONTIER shall cease on the Termination Date or upon the expiration of the Wind-down Period, as applicable.

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6.	Earnings Guarantee.

(a) Subject to the conditions set forth in subparagraphs (b) and (c) and below, JUNIPER shall pay the Earnings Guarantee as follows:

(i) JUNIPER shall pay the Initial Guaranty Payment to FRONTIER within ***** business days of the date this Agreement is duly executed and delivered by the parties hereto. In the event that FRONTIER fails to reasonably cooperate in the launch of the Program causing the onset of marketing of the program to occur after June 30, 2003, FRONTIER shall immediately return the Initial Guaranty Payment to JUNIPER. The parties expressly agree that any joint decision to delay the launch of the Program beyond June 30, 2003 due to Force Majeure or other events will not result in a duty for FRONTIER to return the Initial Guaranty Payment.

(ii) The balance of the Earnings Guarantee shall be paid in Quarterly Installment Payments. The first Quarterly Installment Payment shall be due on the last day of the sixth contract quarter after the Effective Date, or, in the event the Initial Guaranty Payment is returned pursuant to Sub-section (i) above, the last day of the first quarter after the effective date, and the remainder shall be payable on the last day of every contract quarter thereafter.

(b) If one or more of the following (each a “Suspension Event”) occurs:

(i) The average Passenger Enplanements (“PE”) for the ***** most recent months for which FRONTIER has reported prior to the quarterly due date declines more than ***** from the average PE in the comparable ***** in *****;

(ii) The average number of Active Frequent Flyers for the ***** most recent months for which FRONTIER has reported prior to the quarterly due date declines more than ***** from the number of Active Frequent Flyers in the comparable ***** in *****.

(iii) FRONTIER fails to maintain a frequent flyer program that is as competitive in the marketplace as the EarlyReturns Program is as of Jan 1, 2003 based on domestic award levels and domestic mileage earning capability, provided that JUNIPER provides notice of the failure to maintain the frequent flyer program which will commence a ***** period during which FRONTIER may cure the deficiency;

(iv) FRONTIER becomes subject to voluntary or involuntary bankruptcy, insolvency, receivership, conservatorship or like proceedings, and for which JUNIPER does not terminate pursuant to Section 15(d) below;

then JUNIPER shall be relieved of the obligation to pay the Earnings Guarantee for the affected quarter, if any. If a Suspension Event under (i) or (ii) continues during the ensuing contract quarter(s), JUNIPER shall be relieved of its obligation to pay the Earnings Guarantee for such quarter(s) and the Earnings Guarantee shall be reduced by ***** for each affected quarter. Fees earned during such quarter shall be paid to FRONTIER to the extent not offset against the un-recouped Guarantee pursuant to Section 5 (c). For purposes of this Section 6(b), “PE” means the aggregate of ticketed passengers boarding a FRONTIER mainline flight as reported by

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FRONTIER for each month on or before the ***** day of the following month (for avoidance of doubt, PE does not include passengers booked by or through FRONTIER’S codeshare partners) and “Active Frequent Flyer” means a FRONTIER Member who has taken at least one flight in a calendar year.

(c) At such time FRONTIER has earned and received a total of *****, (or a reduced amount pursuant to Section 6(b) above) hereunder, JUNIPER’S obligation to pay the Earnings Guaranty shall cease.

7.	Account Acquisition Budget; Marketing Plans.

(a) Unless decreased as set forth below, JUNIPER shall fund an aggregate Account acquisition budget of ***** for the Term of the Agreement (the “Acquisition Budget”) provided that FRONTIER: (i) fulfills all its obligations hereunder, including but not limited to review and approval in a timely manner of the marketing materials and programs proposed or submitted by JUNIPER; (ii) a Suspension Event does not occur and continue; or (iii) this Agreement is not terminated for any reason (each a “Triggering Event”).

(b) The Acquisition Budget includes the Marketing Premiums paid to FRONTIER as a result of an Added Earnings Program.

(c) Except as provided in Section (d) below, the occurrence of a Triggering Event terminates JUNIPER’S obligation to fund the Acquisition Budget.

(d) If FRONTIER (i) fails to fulfill all its obligations hereunder, including but not limited to review and approval in a timely manner of the marketing materials and programs proposed or submitted by JUNIPER; or (ii) a Suspension Event pursuant to Section 6.(b) (i), (ii) or (iii) occurs during any calendar quarter, JUNIPER shall have no obligation to fund the Acquisition Budget until such time that Suspension Event is cured. Acquisition Budget deferred as a result of this section may be removed from the Acquisition Budget if, at the time of establishing subsequent Marketing Plans, continuing to expend the Acquisition Budget on marketing efforts is not commercially reasonable.

(e) Beginning April l, 2003, and every ***** thereafter, FRONTIER and JUNIPER shall meet to develop a Marketing Plan for the ensuing ***** period. Both parties shall make themselves available for discussions and consultations regarding the Marketing Plans, and shall use all reasonable resources, including the assignment of adequate personnel, as may be necessary to develop each Marketing Plan. In addition, FRONTIER and JUNIPER, upon either party’s reasonable request, shall participate in additional meetings to revise the then-current Marketing Plan based on ongoing campaign results or changes to the marketing environment. Each Marketing Plan will establish the efforts to be completed by each party in order to promote the Affinity Program, the portion of the Acquisition Budget being allocated to the period covered by the Marketing Plan, and set forth whether new Accounts originated pursuant to the Marketing Plan will be considered a new Account resulting in the payment of the New Account Premium or the Marketing Premium, or allocated between the two according to some formula. The Marketing Plans shall be developed based upon the parties’ reasonable and objective evaluations

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as to the most effective and efficient means to advertise and promote the Affinity Program, in light of the following parameters:

(i) The parties recognize that the Acquisition Budget is intended to acquire ***** new Accounts through all channels including but not limited to Added Earnings Programs during the Initial Term;

(ii) The anticipated average annual cost per Account is *****;

(iii) The occurrence of one or more Suspension Events will result in a reasonable adjustment to the Acquisition Budget;

(iv) The parties may reduce the Acquisition Budget to allow JUNIPER to receive the economic benefit of efficient Account acquisition; and

(v) The performance of earlier marketing efforts, the cost effectiveness of the particular marketing channels and other factors effecting response rates, including but not limited to general economic trends and trends regarding frequent flyer program participation.

(f) The parties recognize that the Acquisition Budget is intended to acquire ***** Accounts during the Initial Term of the Agreement at an average annual cost per Account (“CPA”) for JUNIPER of *****, including ***** Accounts obtained through Added Earnings Programs. During each period covered by a Marketing Plan, if JUNIPER wants to reallocate the Acquisition Budget from a particular marketing channel to other channels or suspend a channel in order to achieve the Account and CPA targets, or to reduce, the, Acquisition Budget during such period, JUNIPER will notify FRONTIER and an ad hoc meeting of the parties to revise the Marketing Plan. In the event that the parties do not agree on a Marketing Plan, including a revised Marketing Plan at the ad hoc meeting, JUNIPER may reduce the Acquisition Budget as a result of the reallocation or suspension of marketing if, in JUNIPER’S commercially reasonable judgment based on the prior performance of the marketing efforts, the Acquisition Budget for the particular year will not result in the cost effective acquisition of Accounts.

8.	Privacy.

A copy of JUNIPER’S Privacy Policy can be accessed at www.juniper.com/app/ccsite/legal/privacyDynamic.jsp. JUNIPER may modify the Privacy Policy from time to time. JUNIPER shall communicate all changes in the Privacy Policy to FRONTIER. FRONTIER acknowledges that to the extent that it receives from JUNIPER Account information about JUNIPER Cardholders, and does not receive that same information from any additional source, FRONTIER’S use and disclosure of such information to unaffiliated third parties is limited by JUNIPER’S Privacy Policy and by applicable law.

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9.	Relationship.

Nothing in this Agreement is intended to or shall be construed to constitute or establish an agency, joint venture, partnership or fiduciary relationship between the parties, and neither party shall have the right or authority to act for or on behalf of the other party.

10.	Confidentiality.

(a) The parties acknowledge and agree that all information provided to or in connection with either party’s performance under this Agreement shall be considered confidential and proprietary information (“Confidential Information”) and shall not be disclosed to any third party (including any affiliate) without the prior written consent of the party providing the Confidential Information (“Disclosing Party”). Confidential Information shall include, without limitation: (i) names, addresses, and demographic, behavioral, and credit information relating to JUNIPER Cardholders, FRONTIER Members, FRONTIER customers, subscribers or employees, (ii) marketing materials, proposed plans and targeting methods; (iii) business objectives, assets and properties; and (iv) programming techniques and technical, developmental, cost and account processing information.

(b) The party receiving such Confidential Information (“Receiving Party”) shall use Confidential Information only for the purpose of performing the terms of this Agreement and shall not accumulate in any way or make use of Confidential Information for any other purpose. The Receiving Party shall ensure that only its employees, authorized agents, or subcontractors who need to know Confidential Information to perform this Agreement will receive Confidential Information and that such persons agree to be bound by the provisions of this Paragraph 10 and maintain the existence of this Agreement and the nature of their obligations hereunder strictly confidential.

(c) The obligations with respect to Confidential Information shall not apply to Confidential Information that: (i) either party or its personnel already know at the time it is disclosed as shown by their written records; (ii) is publicly known without breach of this Agreement, provided that this exception does not apply to customer information as described in subparagraph (a)(i) above; (iii) either party receives from a third party, unless the receiving party knows that the third party is or will be in breach of a duty of confidentiality by supplying such information; (iv) either party, its agents or subcontractors, develop independently without use of Confidential Information; (v) either party is required by law, regulation or valid court or governmental agency order to disclose, in which case the party receiving such an order must give notice to the other party, allowing them to seek a protective order, unless the court or government agency prohibits the receiving party from so notifying the disclosing party at the time of its request.

(d) Each party agrees that any unauthorized use or disclosure of Confidential Information may cause immediate and irreparable harm to the Disclosing Party for which money damages may not constitute an adequate remedy. In that event, each party agrees that injunctive relief may be warranted in addition to any other remedies the Disclosing Party may have. In addition, the Receiving Party agrees promptly to advise the Disclosing Party in writing of any unauthorized misappropriation, disclosure or use by any person of the Confidential Information

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

which may come to its attention and to take all steps at its own expense reasonably requested by the Disclosing Party to limit, stop or otherwise remedy such misappropriation, disclosure or use. Notwithstanding the foregoing, neither JUNIPER nor FRONTIER shall have any liability for any disclosure of Confidential Information that occurs as a direct result of a Force Majeure Event.

(e) Upon either party’s demand, or upon the termination of this Agreement, the parties shall comply with each other’s reasonable instructions regarding the disposition of Confidential Information that may include the Receiving Party’s best efforts to return of any and all Confidential Information (including any copies or reproductions thereof). Such best efforts at compliance shall be certified in writing to the other party.

(f) Except as necessary for its performance under this Agreement, FRONTIER shall not use the name of JUNIPER, its affiliates or subsidiaries in connection with any representation, solicitation, promotion, sales or marketing publication or advertisement, or make any public statement relating to JUNIPER, its affiliates or subsidiaries, without the prior full disclosure of same to JUNIPER, and the prior written consent of JUNIPER which consent shall not be unreasonably withheld or delayed. Except as necessary for its performance under this Agreement, JUNIPER shall not use the name of FRONTIER, its affiliates or subsidiaries in connection with any representation, solicitation, promotion, sales or marketing publication or advertisement, or make any public statement relating to FRONTIER, its affiliates or subsidiaries, without the prior full disclosure of same to FRONTIER, and the prior written consent of FRONTIER, which consent shall not be unreasonably withheld or delayed.

(g) Except as may be required by law, regulation or any governmental authority (including the Securities Exchange Commission), neither FRONTIER nor JUNIPER, nor any of their affiliates, shall issue a press release or make a public announcement or any disclosure to any third party related to the transactions contemplated by this Agreement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed.

(h) The parties shall keep confidential and not disclose, and shall cause their officers, employees, and agents to keep confidential and not disclose, any of the terms and conditions of this Agreement to any third party without the prior written consent of the other party.

(i) The obligations of the parties hereunder shall survive and be enforceable by temporary and permanent injunctive relief against the breaching party and its employees, officers, directors, agents, representatives, and contractors following nonrenewal or termination of this Agreement.

11.	Representations and Warranties: Covenants.

(a) JUNIPER represents and warrants that it is (i) a Delaware corporation, validly existing and in good standing under the laws of the United States; (ii) the execution and delivery by JUNIPER of this Agreement, and the performance by JUNIPER of the transactions contemplated hereby, are within JUNIPER’S corporate powers, have been duly authorized by all necessary corporate action, do not require any consent or other action by or in respect of, or filing with, any third party or governmental body or agency (other than informational filings required by Visa or MasterCard), and do not contravene, violate or conflict with, or constitute a default under, any provision of applicable law or regulation or of the charter or by-laws of JUNIPER or of any agreement, judgment, injunction, order, decree or other instrument binding upon JUNIPER; (iii) it is the owner of its Marks and has the right to and is authorized to grant FRONTIER the right and license to use the respective name, trademarks, service marks, copyrights and logos as set forth in Exhibit B and it is not currently aware of any claims, and is not currently involved in any litigation, challenging JUNIPER’S ownership of the Marks; and (iv) that it is, and will remain at all times during the Term of this Agreement, in material compliance with any applicable federal, state and local laws (including without limitation the Gramm-Leach-Bliley Act and, banking, usury, consumer credit and debt collection related laws) and any other rule, regulation and directive (including without limitation the MasterCard or Visa Rules and, any banking, debt collection and credit related rules, regulations and directives) applicable to the performance of its obligations under this Agreement.

(b) FRONTIER represents and warrants that it is validly existing and in good standing under the laws of the State of Colorado. FRONTIER further represents and warrants that (i) the execution and delivery by FRONTIER of this Agreement, and the performance by FRONTIER of the transactions contemplated hereby, are within FRONTIER’S powers, have been duly authorized by all necessary action, do not require any consent or other action by or in respect of, filing with, any third party or any governmental body or agency, and do not contravene, violate or conflict with, or constitute a default under, any provision of applicable law, regulation, or under any governing documents, charter or bylaw, or any agreement, judgment, injunction, order, decree or other instrument binding on FRONTIER and do not require the payment of any other fees or royalties, except as set forth herein, on the part of JUNIPER; (ii) the EarlyReturns frequent flyer program has at least ***** members as of the execution date of this Agreement; and (ii) it is the owner of its Marks and has the right to and is authorized to grant to JUNIPER the right and license to use the respective name, trademarks, service marks, copyrights and logos as set forth in Exhibit B and it is not currently aware of any claims, and is not currently involved in any litigation, challenging FRONTIER’S ownership of the Marks. FRONTIER represents and warrants that it has the right, power and authority to execute this Agreement and act in accordance herewith.

12.	Release and Indemnification.

(a) JUNIPER shall not be responsible in any way for any misrepresentation, negligent act or omission or willful misconduct of FRONTIER, its affiliates, officers, directors, agents, or employees in connection with the entry into or performance of any obligation of FRONTIER under this Agreement. Further, FRONTIER shall indemnify, defend and hold JUNIPER harmless from and against all claims, actions, suits or other proceedings, and any and all losses, judgments, damages, expenses or other costs (including reasonable counsel fees and disbursements), arising from or in any way relating to (i) any actual or alleged violation or inaccuracy of any representation, warranty or covenant of FRONTIER contained in Paragraph 11 above, and (ii) any negligent act or omission or willful misconduct of FRONTIER or its directors, officers, employees, agents or assigns in connection with the entry into or performance of this Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(b) FRONTIER shall not be responsible in any way for any misrepresentation, negligent act or omission or willful misconduct of JUNIPER, its affiliates, officers, directors, agents, or employees in connection with the entry into or performance of any obligation of JUNIPER under this Agreement. Further, JUNIPER shall indemnify, defend and hold FRONTIER harmless from and against all claims, actions, suits or other proceedings, and any and all losses, judgments, damages, expenses or other costs (including reasonable counsel fees and disbursements), arising from or in any way relating to (i) any actual or alleged violation or inaccuracy of any representation, warranty or covenant of JUNIPER contained in Paragraph 11 above, any assertion that FRONTIER is a creditor in contravention of Section 4(d) above, and any negligent act or omission or willful misconduct of JUNIPER or its directors, officers, employees, agents or assigns in connection with the entry into or performance of this Agreement

13.	Reports and Records.

(a) During the Term of this Agreement, JUNIPER shall furnish to FRONTIER, via electronic transfer or such other method of delivery (e.g., electronic or paper) as agreed to by the parties, said agreement not to be unreasonably withheld or delayed:

(1) On the ***** of each week, JUNIPER shall report to FRONTIER all Accounts newly established, closed, or upgraded by JUNIPER during the prior week, and the EarlyReturns Program membership number associated with each such Account.

(2) Within ***** following the closing of each billing cycle of each month, JUNIPER shall provide to FRONTIER a transaction file showing the total Purchase Miles, Bonus Miles, and adjustments for each Account for that cycle for the purpose of posting miles to the Member’s EarlyReturns account. The parties shall mutually agree on the format, transmission process and reconciliation of the transaction file.

(3) Monthly on or about ***** of the month, JUNIPER shall issue to FRONTIER a report which shows, for each JUNIPER Product and source of Purchase Miles or Bonus Miles (i.e., purchases, Account activation, each type of Bonus Mile transaction, incentives, and adjustments): (i) the transaction or source code, (ii) the number of transactions in the previous month for that code, (iii) the Purchase Miles and Bonus Miles earned for that code, and (iv) the Purchase Mile Fees and Bonus Mile Fees earned for the transaction type during the preceding month, or a report of equivalent detail as may be agreed upon by the parties.

(4) At least monthly, JUNIPER shall also provide FRONTIER with a report showing for all Accounts in the aggregate, segregated by JUNIPER Product, the previous month’s total interest bearing principal balances outstanding, the number of statemented accounts, open accounts, average purchase amount, and month to date and year to date amounts for net sales, newly opened Accounts, closed Accounts and a summary of customer service performance including information regarding customer complaints.

(5) A monthly report showing all Fees earned, segregated by Fee type.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(6) On the ***** following the completion of each calendar quarter, a report showing actual versus target data for the Service Levels set forth on Exhibit D for the previous calendar quarter.

(b) During the Term of this Agreement, FRONTIER shall furnish to JUNIPER, via electronic transfer, or such other method of delivery (e.g., electronic or paper) as agreed to by the parties, said agreement not to be unreasonably withheld or delayed, a report within ***** of the execution of this Agreement detailing the monthly FRONTIER mainline PE for calendar year ***** and thereafter as required under Paragraph 6(b)(iv) of this Agreement.

14.	Right to Audit.

(a) Upon FRONTIER’S request and upon reasonable prior notice, JUNIPER shall make pertinent records regarding the Affinity Program, including the source codes assigned by JUNIPER Accounts, which such records shall be retained throughout the Term of this Agreement, available to FRONTIER or its designated auditors, at the sole cost and expense of FRONTIER, at the business premises of JUNIPER during ordinary business hours, for the purpose of verifying JUNIPER’S compliance with the terms of this Agreement. Nothing herein shall be deemed to grant to FRONTIER the right to audit internal records of JUNIPER regarding the revenues, income, or profits to JUNIPER of the Affinity Program, or generally.

(b) Upon JUNIPER’S request and upon reasonable prior notice, FRONTIER shall make pertinent records regarding the Affinity Program available to JUNIPER or its auditors, at the sole cost and expense of JUNIPER, at the business premises of FRONTIER during ordinary business hours for the sole purpose of verifying FRONTIER’S compliance with the terms of this Agreement. Nothing herein shall be deemed to grant to JUNIPER the right to audit internal records of FRONTIER regarding the revenues, income, or profits of the Affinity Program to FRONTIER, or generally.

(c) Each party shall have the right, upon reasonable notice to the other, at its own expense, to audit and review the customer service instructions and materials of the other, and shall have the right, subject to privacy law concerns, to reasonably monitor the other’s telemarketing or customer service phone contacts regarding the Affinity Program,

(d) Notwithstanding anything in this paragraph to the contrary, if an audit conducted by a party under this paragraph 14 reveals a discrepancy of more than ***** between actual data and data supplied to the other party, or between actual performance and performance required under this agreement (if, in either such case, such discrepancy is numerically verifiable), then the party which is the subject of the audit shall pay all of the expenses incurred by the other party in connection with such audit.

15.	Term/Termination.

(a) This Agreement shall become effective on the date executed and delivered by the parties and shall continue for the Initial Term. Following the Initial Term, this Agreement will be automatically renewed for renewal terms of ***** each unless, at least ***** prior to the termination of the Initial Term or the then current renewal term, either party shall have notified the other in writing of its decision not to renew this Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(b) If there is a material default by either party in the performance of the terms and conditions of this Agreement and such default shall continue for a period of ***** after receipt by the defaulting party of written notice thereof from the non-defaulting party (setting forth in detail the nature of such default), then this Agreement shall upon the written election of the non-defaulting terminate on the ***** following the delivery of the written notice. If, however, despite the ongoing commercially reasonable efforts by the defaulting party to cure the default set forth in the notice, the default cannot be remedied within such ***** such time period shall be extended for an additional period of not more than *****, so long as the defaulting party has notified the non-defaulting party in writing and in detail of its plans to initiate substantive steps to remedy the default and diligently thereafter pursues the same to completion within such additional ***** period. In the event that any material change in any federal, state or local law, statute, operating rule or regulation, or any material change in any operating rule or regulation of the Designated Issuer makes the continued performance of this Agreement under the then current terms and conditions unduly burdensome, then JUNIPER shall have the right to terminate this Agreement upon ***** advance written notice. Such written notice shall include a detailed explanation and evidence of the burden imposed as a result of such change.

(c) If either party becomes the subject of an event where (i) the party becomes insolvent, (ii) a party engages in willful and wanton conduct to the material detriment of the other party, (iii) voluntary or involuntary proceedings by or against such party are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for such party, or proceedings are instituted by or against such party for the dissolution of such party (other than an administrative dissolution for which the party is taking corrective action), which proceedings, if involuntary, are not dismissed within ***** after the date of filing, or (iv) such party makes an assignment for the benefit of its creditors, or (v) substantially all of the assets of such party are seized or attached and not released within ***** thereafter, the other party may, by giving written notice to the affected party, terminate this Agreement.

(d) In the event this Agreement is terminated as a result of default by FRONTIER, including but not limited to a merging with another airline in which the Affinity Program does not continue with the merged entity, FRONTIER shall pay JUNIPER an amount equal to the paid but un-recouped guarantee as set forth in Section 6 in addition to all rights and remedies available to JUNIPER at law or in equity.

(e) In the event JUNIPER fails to meet the service levels described in Exhibit D for three (3) successive months, and JUNIPER is unable to cure such default within ***** of written notice from FRONTIER to JUNIPER setting forth the nature of such default, FRONTIER may terminate this Agreement for cause at the end of such ***** cure.

(f) In the event this Agreement is terminated as a result of default by JUNIPER, including but not limited to the terms of Paragraph 15(e), FRONTIER shall retain any paid but un-recouped guarantee as set forth in Section 6 in addition to all rights and remedies available to FRONTIER at law or in equity.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

16.	Exclusivity.

(a) FRONTIER. During the Term of this Agreement, JUNIPER shall have the exclusive right to perform the JUNIPER Product services contemplated by this Agreement, and FRONTIER agrees that during the Term hereof it shall not by itself or in conjunction with others, directly or indirectly, or through any parent, affiliate or subsidiary, offer or endorse, or enter into any agreement with others for the provision of credit card product or credit card product related products or services to FRONTIER Members. For the purposes of this Section 16, charge cards and related services shall be deemed to be a credit card product.

(b) JUNIPER. During the term of this Agreement JUNIPER agrees that it will not enter into a co-branded relationship with the airline that has the largest market share based on Revenue Passengers In and Out as reflected in the Total Operations and Traffic Report issued by Denver International Airport from time to time. The parties recognize that the airline with the largest market share may change, and agree that to the extent JUNIPER has an affinity relationship with an airline prior to that airline becoming airline with the largest market share at the Denver International Airport, this Paragraph will not be interpreted to require JUNIPER to terminate or otherwise discontinue that affinity relationship. In the event JUNIPER does have an affinity relationship with another airline providing service to or from Denver International Airport, JUNIPER hereby covenants that it will not discriminate in favor of such other airline in performing the marketing and support service required by the Affinity Program.

17.	Notices.

Any and all notices or other communications required or permitted under this Agreement shall be in writing and shall be delivered either by personal delivery; by telex, telegram, mailgram or telecopy; by nationally recognized overnight courier service; or by certified or registered mail, return receipt requested, addressed as follows:

If to JUNIPER, to:

JUNIPER BANK,

100 S. West St.

Wilmington, DE 19801

Fax No.: *****

Attention: *****

with a copy to:

General Counsel Fax No. *****

If to FRONTIER, to:

Frontier Airlines, Inc.

7001 Tower Road,

Denver, CO 80249

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Fax No.: *****

Attention: *****

with a copy to: General Counsel

Fax No.: *****

or to such other person or address as either party shall have previously designated to the other by written notice given in the manner set forth above. Notices shall be deemed given one day after sent, if sent by telex, telegram, mailgram, telecopy or by overnight courier; when delivered and receipted for, if hand delivered; or when receipted for (or upon the date of attempted delivery where delivery is refused) if sent by certified or registered mail, return receipt requested. Where notice requires a response in ***** or fewer business days, the notice should be sent by hand delivery or telecopy.

18.	Assignment.

Any assignment by either party of that party’s rights and/or obligations pursuant to the Agreement shall be subject to the prior written consent of the other party to this Agreement, which consent shall not be unreasonably withheld, provided, the assigning party will be responsible for all legal costs and expenses of the non-assigning party relating to the completion of due diligence and documentation required, whether the assignment requires consent or is permitted pursuant to this Section 18 as set forth below. In addition, and notwithstanding the foregoing, JUNIPER may, with the prior written consent of FRONTIER (which may not be unreasonably withheld), (i) assign this Agreement and any of JUNIPER’S rights and obligations, to any federally regulated financial institution upon the condition that the assignee shall assume, either expressly or by operation of law, all of JUNIPER’S rights and obligations, to any federally regulated financial institution upon the condition that the assignee shall assume, either expressly or by operation of law, all of JUNIPER’S obligations hereunder, upon the delivery of prior written notice thereof to FRONTIER; or (ii) assign this Agreement to a corporate affiliate with the necessary resources to undertake JUNIPER’S obligations hereunder or to an entity that merges with JUNIPER or acquires all or substantially all the assets and obligations of JUNIPER, provided in each case that FRONTIER is reimbursed any expense associated with systems changes, if any, necessitated by said assignment. FRONTIER, without prior written notice or consent to JUNIPER, may assign its rights to receive Fees pursuant to this Agreement to a commercial lending institution which provides a credit facility to FRONTIER as collateral security for such credit facility, or to an entity that merges with FRONTIER or acquires all or substantially all of the assets of FRONTIER.

19.	Entire Agreement/Amendment.

This Agreement, including exhibits, constitutes the entire understanding between the parties with respect to the subject matter, and supersedes all prior written and oral proposals,

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

understandings, agreements and representations, all of which are merged herein. No amendment or modification of this agreement shall be effective unless it is in writing and executed by all of the parties hereto.

20.	Non-Waiver of Default.

The failure of either party to insist, in any one or more instances, on the performance of any terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted hereunder or of the future performance of any such term or condition, and the obligations of the non-performing party with respect thereto shall continue in full force and effect.

21.	Severability.

In the event that any provision of this Agreement shall, for any reason, be deemed to be invalid and unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

22.	Alternate Dispute Resolution.

FRONTIER and JUNIPER hereby waive their rights to resolve disputes through any court proceeding or litigation and acknowledge that all disputes shall be resolved pursuant to this Section, except that equitable relief may be sought pursuant to Section 10 from any court of competent jurisdiction. Both parties represent to the other that this waiver is made knowingly and voluntarily after consultation with and upon the advice of counsel and is a material part of this Agreement.

Any controversy or claim between the parties arising from or in connection with this Agreement or the relationship of the parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise (“Dispute”), except claims for equitable relief is sought pursuant Section 10, shall be resolved as follows:

1.	Informal Dispute Resolution

(a) Upon written request a duly appointed representative(s) of each party will meet for the purpose of attempting to resolve such Dispute. Should they be unable to resolve the Dispute, the President or a Vice President of FRONTIER will meet with JUNIPER’S Director of Partnership Marketing (the “Executives”) in an effort to resolve the Dispute. Said meeting shall be in person or by telephone.

(b) The Executives shall meet as often as the parties agree to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

(c) Formal proceedings for the resolution of a Dispute may not be commenced until the earlier of:

(i) the parties concluding in good faith that amicable resolution through the procedures set forth in subsections (a)-(b) hereof does not appear likely; or

(ii) the expiration of the ***** period immediately following the initial request to negotiate the Dispute;

provided, however, that this Section will not be construed to prevent a party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors or to seek temporary or preliminary injunctive relief. The commencement of a proceeding pursuant to this provision does not relieve a party from the executive consultation requirement contained in this Section.

2.	Arbitration.

(a) If the parties are unable to resolve any Dispute as contemplated above, such Dispute shall be submitted to mandatory and binding arbitration at the election of either FRONTIER, on the one hand, and JUNIPER on the other hand (the “Disputing Party”). Except as otherwise provided in this Section, the arbitration shall be pursuant to the Code of Procedure of the National Arbitration Forum (“NAF”), P.O. Box 50191, Minneapolis, MN 55405, (800) 474-2371.

(b) To initiate arbitration, the Disputing Party shall notify the other party in writing (the “Arbitration Demand”) with a copy to the NAF, which shall (i) describe in reasonable detail the nature of the Dispute, (ii) state the amount of the claim, and, (iii) specify the requested relief. Within ***** after the other party’s receipt of the Arbitration Demand, such other party shall file, and serve on the Disputing Party, a written statement (i) answering the claims set forth in the Arbitration Demand and including any affirmative defenses of such party; (ii) asserting any counterclaim, which shall (A) describe in reasonable detail the nature of the Dispute relating to the counterclaim, (B) state the amount of the counterclaim, and (C) specify the requested relief.

(c) If the amount of the controversy set forth in either the claim or counterclaim is less than *****, then the matter shall be resolved by a single arbitrator selected pursuant to the rules of the NAF.

(d) If the amount of the controversy set forth in either the claim or counterclaim is equal to or exceeds *****, then the matter shall be resolved by a panel of three arbitrators (the “Arbitration Panel”) selected pursuant to the rules of the NAF. Decisions of a majority of the members of the Arbitration Panel shall be determinative.

(e) The arbitration hearing shall be held in Chicago, Illinois. The Arbitrator or Arbitration Panel is specifically authorized in proceeding pursuant to Section (d) to render partial or full summary judgment as provided for in the Federal Rules of Civil Procedure. Unless otherwise agreed by the parties, partial or full summary judgment shall not be available in proceedings pursuant to subsection (c) above. In the event summary judgment or partial summary judgment is granted, the non-prevailing party may not raise as a basis for a motion to vacate an award that the Arbitrator or Arbitration Panel failed or refused to consider evidence

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

bearing on the dismissed claim(s) or issue(s). The Federal Rules of Evidence shall apply to the arbitration hearing. The party bringing a particular claim or asserting an affirmative defense will have the burden of proof with respect thereto. The arbitration proceedings and all testimony, filings, documents and information relating to or presented during the arbitration proceedings shall be deemed to be information subject to the confidentiality provisions of this Agreement. The Arbitration Panel will have no power or authority, under the Code of Procedure of the NAF or otherwise, to relieve the parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including, without limitation, the provisions of this Paragraph.

(f) Should an arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section, the arbitrator shall be replaced pursuant to the rules of the NAF. If an arbitrator is replaced after the arbitration hearing has commenced, then a rehearing shall take place in accordance with this Section and the Code of Procedure of the NAF.

(g) At the time of granting or denying a motion of summary judgment as provided for in (e) and within ***** after the closing of the arbitration hearing, the arbitrator or Arbitration Panel will prepare and distribute to the parties a writing setting forth the arbitrator’s or Arbitration Panel’s finding of facts and conclusions of law relating to the Dispute, including the reasons for the giving or denial of any award. The findings and conclusions and the award, if any, shall be deemed to be information subject to the confidentiality provisions of this Agreement.

(h) The arbitrator or Arbitration Panel is instructed to schedule promptly all discovery and other procedural steps and otherwise to assume case management initiative and control to effect an efficient and expeditious resolution of the Dispute. The arbitrator or Arbitration Panel is authorized to issue monetary sanctions against either party if, upon a showing of good cause, such party is unreasonably delaying the proceeding.

(i) Any award rendered by the arbitrator or Arbitration Panel will be final, conclusive and binding upon the parties and any judgment hereon may be entered and enforced in any court of competent jurisdiction.

(j) Each party will bear a pro rata share of all fees, costs and expenses of the arbitrators, and notwithstanding any law to the contrary, each party will bear all the fees, costs and expenses of its own attorneys, experts and witnesses; provided, however, that in connection with any judicial proceeding to compel arbitration pursuant to this Agreement or to confirm, vacate or enforce any award rendered by the arbitrator or Arbitration Panel, the prevailing party in such a proceeding shall be entitled to recover reasonable attorney’s fees and expenses incurred in connection with such proceedings, in addition to any other relief to which it may be entitled.

24.	Governing Law.

This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Delaware.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

FRONTIER AIRLINES, INC.

By:	/s/ David Siskowski
Name:	DAVID SISKOWSKI
Title:	Vice President

JUNIPER BANK

By:	/s/ Kevin Kleinschmidt
Name:	Kevin Kleinschmidt,
Title:	Director of Partnership Marketing

EXHIBIT A

JUNIPER MARKS

1)	Privacy Champion

2)	Banking Without a Net

3)	Now You Have a Champion

4)	Tree Design – Black on White

5)	Tree Design – White on Black

6)	Juniper Financial

7)	Juniper Bank

8)	Juniper

EXHIBIT B

FRONTIER MARKS

EXHIBIT C

PRODUCTS

Frontier Product Description – Proposed

*****

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SCHEDULE D

Juniper Service Levels

(Each measured over a calendar month)

MEASURE	TARGET	DESCRIPTION
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*****	*****	*****
*****	*****	*****
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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Forecast

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.